UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/09/2016

Knoll, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-12907

Delaware	13-3873847
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1235 Water Street, East Greenville, Pennsylvania 18041
(Address of principal executive offices, including zip code)

(215) 679-7991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer

On February 9, 2016, the Compensation Committee of the Knoll, Inc. Board of Directors (and the full Board of Directors in the case of Mr. Cogan) approved and authorized 2015 non-equity incentive payments to the following individuals:

Andrew B. Cogan, Chief Executive Officer - $1,000,000
Craig B. Spray, Senior Vice President and Chief Financial Officer - $357,000
Pamela J. Ahrens, Senior Vice President - Sales and Distribution - $325,000
Benjamin A. Pardo, Executive Vice President - Design - $290,000

The above amounts were awarded under the Knoll, Inc. 2015 Incentive Compensation Program.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knoll, Inc.

Date: February 12, 2016	By:	/s/ Michael A. Pollner
Michael A. Pollner
Senior Vice President, General Counsel & Secretary